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                METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

                 METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT FIVE

                          SUPPLEMENT DATED JULY 1, 2002

                                     TO THE

                          PROSPECTUS DATED MAY 1, 2002

                                       FOR

                          THE VARIABLE ANNUITY CONTRACT

This supplements the prospectuses for the Class A and Class B products. Effective for applications submitted to us on and after July 1, 2002 and continuing until further notice, the Guaranteed Minimum Income Benefit - Living Benefit Rider (GMIB) is no longer available for election as a benefit under a new contract. This limitation will have no impact on any GMIB benefit elected prior to July 1, 2002.